Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PolyMedix, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, the undersigned, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 10, 2012                                                                         By: /s/ Nicholas Landekic
Date                                                                       Nicholas Landekic
President & Chief Executive Officer

May 10, 2012                                                                         By:/s/ Edward F. Smith
Date                                                                       Edward F. Smith
Vice President, Finance &
Chief Financial Officer (Principal Financial and Accounting Officer)